Cash, Cash Equivalents and Restricted Cash (Details) - Schedule of reconciliation of cash, cash equivalents and restricted cash - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2022	Dec. 31, 2021
Schedule Of Reconciliation Of Cash Cash Equivalents And Restricted Cash Abstract
Cash and cash equivalents		$ 38,463	$ 66,645
Restricted bank deposit	[1]	66	127
Total cash, cash equivalents and restricted cash shown in the statement of cash flows		$ 38,529	$ 66,772

[1]	As of December 31, 2022 and 2021, the Company’s restricted cash consisted of a bank deposit that was denominated in New Israeli Shekel. Restricted deposit is presented at cost including accrued interest. This bank deposit is used as security for credit card use and collateralizing the Company’s lease contracts.